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                                                                    Exhibit 23.2



                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 14, 2000 relating to the consolidated financial statements of DDi Corp. which appears in the Registration Statement on Form S-1 (File No. 333-95623) as filed and amended on April 14, 2000.



PricewaterhouseCoopers LLP
Costa Mesa, California
May 15, 2000